Dreyfus
Pennsylvania
Intermediate
Municipal
Bond Fund
Annual Report

November 30, 1996

Dreyfus Pennsylvania Intermediate Municipal Bond Fund
--------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:
   For its annual reporting period ended November 30, 1996, the Dreyfus Pennsylvania Intermediate Municipal Bond Fund produced a total return of 5.10%.* Income dividends exempt from Federal and Commonwealth of Pennsylvania personal income taxes of approximately $.588 per share** were paid, which is equivalent to an annualized tax-free distribution rate per share of 4.46%.***

THE ECONOMY
   For much of the year, investors were fearful that inflation would accelerate should tightening labor markets lead to pressure to increase wages and, ultimately, higher prices. This was of particular concern earlier in the year because of the robust rate of new job growth at that time. More specifically, it was expected that signs of any potential upsurge in inflation would cause the Federal Reserve Board ("the Fed") to tighten monetary policy. However, during the summer, the economy's growth rate slowed by more than half of its 4.7% growth rate in the second quarter. The pace of job creation also slowed, reducing the likelihood that the tightening employment market would lead to inflation-inducing wage increases. About 150,000 jobs per month over the past three months have been added to the employment rolls compared to an average rate of over 250,000 during the spring and early summer months. The unemployment rate has declined all year (the rate is now at 5.2%, near a seven-year low), yet wage increases have remained under control. The Employment Cost Index, a broad measure of wage and benefit growth, has risen a modest 2.8% over the past year, about the same as the year before when the Index increased 2.7%. Inflation has remained subdued throughout the reporting period. The Consumer Price Index continues to show an inflation level at an annual rate of 3%, while the Producer Price Index shows scant evidence of price pressures in the production pipeline. The Fed has held short-term interest rates steady since January, when it reduced its Federal Funds target rate to 5.25% from 5.5%. (The Federal Funds rate is the rate that banks charge each other for overnight loans.)
   With both low unemployment and low inflation, measures of consumer confidence remain high. The Index of Leading Economic Indicators, an index compiled by the Conference Board (a private economic research group) has reached record high levels every month since June. Retail sales show signs of moderate expansion after having slowed over the summer when consumers paid off more credit card debt than they borrowed. On the production side of the economy, output from the nation's factories has slowed somewhat from its pace earlier in the year. With a capacity utilization rate of under 83%, there appears to be little indication of any production bottlenecks that could lead to shortages and higher prices.

MARKET ENVIRONMENT
   Over the last few months, the supply of new issue Pennsylvania paper has been rather tight. This has created a lack of secondary supply from which the Fund has traditionally purchased undervalued bonds. Even though the supply has been tight, the Fund has still been able to buy some undervalued securities while selling bonds which had achieved our price goals. The Pennsylvania supply will probably not improve until early 1997, when we expect larger Pennsylvania issues to be sold.
   Municipals remain attractive when compared to the taxable fixed income markets because supply has remained tight in the intermediate maturity range. Even though the fixed income markets have had a modest decline in December, municipals in the intermediate maturity range should continue to maintain their value because demand has outstripped supply. Of course, as supply and demand conditions change, so may the value of municipals.

THE PORTFOLIO
   Municipal interest rates peaked in June and by October rates had declined to a point where the Fund reversed strategy and started to slowly sell slight discounts with short calls and low yields, while purchasing modest premiums that have higher yields, produce more income and are more defensive. In December, interest rates moved higher and the Fund, now in a good position to capitalize on a weak market, purchased bonds which were significantly undervalued.
   As interest rates declined from June through November, lower rated issues became very expensive and the risk versus reward relationship no longer favored this type of security. The Fund reversed strategy and took advantage of this market condition by selling low investment grade rated issues (BBB), which are generally less liquid, and purchasing higher rated securities which are usually more liquid. Since spreads traditionally widen when markets decline, this strategy will give the Fund more flexibility to react to a declining market. The Fund has not sacrificed income because it has purchased insured bonds at equivalent yields. These credits usually require a lot of research and are difficult to find, but they produce a very high level of income without the credit risk which is usually associated with higher yielding bonds.
   The Fund had a one-year average annual total return for the period ended November 30, 1996 of 5.10%, which compares favorably to the Lipper Pennsylvania Intermediate Municipal Bond Funds category average of 4.62% for the same period. For the period from inception on December 16, 1993 through November 30, 1996, the Fund's average annual total return was 6.86%. Because the Fund positioned itself defensively in early 1996 when interest rates were low, it was able to take advantage of the declining market that occurred from February through June by purchasing issues which were undervalued and would significantly improve if interest rates declined. As interest rates stabilized and then declined, the Fund benefited from this strategy.
   Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.

                                    Very truly yours,



                                    Richard J. Moynihan
                                    Director, Municipal Portfolio Management
                                    The Dreyfus Corporation

December 20, 1996
New York, N.Y.

  *Total return includes reinvestment of dividends and any capital gains paid. **Some income may be subject to state and local taxes for non-Pennsylvania residents and, for some investors, to the Federal Alternative Minimum Tax
   (AMT).
***Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period.
  +Yield, share price, and investment return fluctuate and an investor may receive more or less than original cost upon redemption. Past performance is no guarantee of future results.

Insert Graph

Dreyfus Pennsylvania Intermediate Municipal Bond Fund
--------------------------------------------------------------------
Statement of Investments                        November 30, 1996

                                                                                 Principal
Long-Term Municipal Investments--100.0%                                            Amount             Value
----------------------------------------------------------------------------    ------------       -----------
Pennsylvania--94.9%
Allegheny County Hospital Development Authority, Revenue, Refunding
   (Magee Womens Hospital):
     5.875%, 10/1/2002 (Insured; FGIC).......................................   $    500,000         $  535,505
     6%, 10/1/2005 (Insured; FGIC)...........................................      1,525,000          1,645,094
Berks County, Refunding 5.60%, 11/15/2007 (Insured; FGIC)....................        545,000            565,214
Bucks County, 6.05%, 3/1/2002................................................        500,000            539,485
Cambria County, Refunding 5.875%, 8/15/2008 (Insured; FGIC)..................        850,000            910,307
Cambria Township Water Authority, Industrial User Revenue
   6%, 12/1/2002 (LOC; Banque Paribas) (a)...................................      1,250,000          1,294,413
Clinton County Industrial Development Authority, PCR, Refunding
   (International Paper Co. Project) 5.375%, 5/1/2004........................        500,000            518,700
Dauphin County General Authority, Revenue:
   6.25%, 6/1/2001...........................................................        650,000            694,011
   6%, 12/1/2006 (LOC; The Sakura Bank Ltd., Prerefunded 6/1/2001) (a,b).....        785,000            830,240
   5%, 6/1/2026 (Insured; AMBAC, Prerefunded 12/1/1998) (b)..................        500,000            509,350
Delaware County Industrial Development Authority, Revenue, Refunding
   (Martins Run Project) 5.60%, 12/15/2002...................................        750,000            735,990
Geisinger Authority, Health System Revenue 5.375%, 7/1/2000..................        850,000            874,641
Hampton Township School District 6.75%, 11/15/2021
   (Insured; AMBAC, Prerefunded 11/15/2004) (b)..............................      1,000,000          1,141,590
Jefferson County Hospital Authority, HR, Refunding
   (Brookville Hospital) 7%, 8/1/2002 (Insured; FHA).........................      1,000,000          1,059,360
Lebanon County Good Samaritan Hospital Authority, Revenue, Refunding
   (Good Samaritan Hospital Project):
     5.85%, 11/15/2007.......................................................        845,000            850,222
     6%, 11/15/2009..........................................................      1,500,000          1,506,390
Montgomery County Higher Education and Health Authority, HR
   (Montgomery Hospital Medical Center) 6.60%, 7/1/2010......................      1,000,000          1,028,480
Northeastern Hospital and Education Authority, College Revenue
   (Luzerne County Community College) 6.20%, 8/15/2005 (Insured; AMBAC)......        500,000            551,890
Pennsylvania Convention Center Authority, Revenue, Refunding 6.25%, 9/1/2004.        750,000            794,265
Pennsylvania Economic Development Financing Authority, RRR
   (Northampton Generating Project) 6.40%, 1/1/2009..........................        500,000            498,840
Pennsylvania Finance Authority, Revenue, Refunding
   (Municipal Capital Improvements Program) 6.60%, 11/1/2009.................        500,000            540,105
Pennsylvania Higher Education Assistance Agency, Student Loan Revenue, Refunding
   6.80%, 12/1/2000 (Insured; FGIC)..........................................      5,775,000          6,231,860
Pennsylvania Higher Educational Facilities Authority:
   College and University Revenue (Delaware Valley College of Science and Agriculture)
     6.50%, 4/1/2008.........................................................        790,000            822,832
   Health Services Revenue (University of Pennsylvania) 5.75%, 1/1/2006......        500,000            530,095
Pennsylvania Housing Finance Agency, Single Family Mortgage:
   5.95%, 10/1/2003..........................................................        365,000            379,366

Dreyfus Pennsylvania Intermediate Municipal Bond Fund
--------------------------------------------------------------------
Statement of Investments (continued)             November 30, 1996
                                                                                 Principal
Long-Term Municipal Investments (continued)                                        Amount             Value
----------------------------------------------------------------------------    ------------       -----------
Pennsylvania (continued)
Pennsylvania Housing Finance Agency, Single Family Mortgage (continued):
   6.20%, 4/1/2005...........................................................  $     410,000         $  422,813
   6.20%, 10/1/2005..........................................................        420,000            433,738
   5.75%, 4/1/2006...........................................................        400,000            408,072
   6.10%, 4/1/2006...........................................................        455,000            467,863
   5.75%, 10/1/2006..........................................................        415,000            423,715
   6.10%, 10/1/2006..........................................................        465,000            478,676
Pennsylvania Industrial Development Authority, EDR
   7%, 1/1/2006 (Insured; AMBAC).............................................      1,795,000          2,078,000
Pennsylvania Infrastructure Investment Authority, Revenue
   (Pennvest Loan Pool Program) 6%, 9/1/2005 (Insured; MBIA).................      2,155,000          2,361,298
Pennsylvania Turnpike Commission, Turnpike Revenue, Refunding 5.45%, 12/1/2002       500,000            525,315
Philadelphia:
   5.70%, 11/15/2006 (Insured; FGIC).........................................      1,000,000          1,074,270
   Airport Revenue (Philadelphia Airport System) 5.75%, 6/15/2008 (Insured; AMBAC) 1,000,000          1,050,810
   Water and Wastewater Revenue, Refunding 5.50%, 6/15/2003 (Insured; FGIC)..      1,000,000          1,057,570
Philadelphia Hospital and Higher Education Facilities Authority, Revenue:
   (Community College) 5.90%, 5/1/2007 (Insured; MBIA).......................        445,000            480,159
   Refunding (Temple University Hospital) 6.50%, 11/15/2008..................      1,000,000          1,067,320
Philadelphia Municipal Authority, LR, Refunding:
   6%, 7/15/2003.............................................................        500,000            514,810
   5.40%, 11/15/2006 (Insured; FGIC).........................................        500,000            523,300
Philadelphia School District:
   5.35%, 7/1/2003 (Insured; MBIA)...........................................      1,350,000          1,412,789
   5.75%, 7/1/2007 (Insured; MBIA)...........................................        600,000            634,110
Scranton-Lackawanna Health and Welfare Authority, Revenue, Refunding
   (University of Scranton Project) 5.80%, 3/1/2000..........................        500,000            516,690
Southeastern Transportation Authority, Special Revenue:
   6.50%, 3/1/2004 (Insured; FGIC)...........................................      1,500,000          1,675,470
   5.875%, 3/1/2009 (Insured; FGIC)..........................................        750,000            795,518
Upper Allegheny Joint Sanitary Authority, Sewer Revenue
   5.70%, 9/1/2005 (Insured; FGIC)...........................................      1,095,000          1,156,627
Wilkinsburg Joint Water Authority, Water Revenue
   6.15%, 8/15/2006 (Insured; AMBAC, Prerefunded 8/15/2002) (b)..............        600,000            652,500
York County Hospital Authority, Revenue, Refunding
   (Lutheran Social Services Health Center) 6.25%, 4/1/2011..................      1,000,000          1,016,860

U.S. Related--5.1%
Guam Government 5.625%, 9/1/2002.............................................      1,295,000          1,309,828
Puerto Rico Electric Power Authority, Power Revenue:
   5.90%, 7/1/2002...........................................................        250,000            265,655
   6%, 7/1/2006..............................................................        225,000            242,318
   Refunding 5.25%, 7/1/2007.................................................        700,000            707,903
                                                                                                   ------------
TOTAL INVESTMENTS (cost $47,721,667).........................................                       $49,342,242
                                                                                                   ============

Dreyfus Pennsylvania Intermediate Municipal Bond Fund
--------------------------------------------------------------------

Summary of Abbreviations
--------------------------------------------------------------------

AMBAC      American Municipal Bond Assurance Corporation    LR         Lease Revenue
EDR        Economic Development Revenue                     MBIA       Municipal Bond Investors Assurance
FGIC       Financial Guaranty Insurance Company                            Insurance Corporation
FHA        Federal Housing Administration                   PCR        Pollution Control Revenue
HR         Hospital Revenue                                 RRR        Resources Recovery Revenue
LOC        Letter of Credit

Summary of Combined Ratings (Unaudited)
------------------------------------------------------------------

Fitch (c)          or          Moody's           or           Standard & Poor's         Percentage of Value
------                         --------                       ----------------          ------------------
AAA                            Aaa                            AAA                              57.0%
AA                             Aa                             AA                               10.0
A                              A                              A                                 9.5
BBB                            Baa                            BBB                              18.4
F1+ & F1                       MIG1, VMIG1 & P1               SP1 & A1                          2.6
Not Rated (d)                  Not Rated (d)                  Not Rated (d)                     2.5
                                                                                             -------
                                                                                              100.0%
                                                                                             =======

Notes to Statement of Investments:
---------------------------------------------------------------
(a) Secured by letters of credit.
(b) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(c) Fitch currently provides creditworthiness information for a limited number of investments.
(d) Securities which, while not rated by Fitch, Moody's or Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
(e) At November 30, 1996, 32.1% of the Fund's net assets are insured by FGIC.


                       See notes to financial statements.

Dreyfus Pennsylvania Intermediate Municipal Bond Fund
------------------------------------------------------------------------
Statement of Assets and Liabilities                  November 30, 1996


                                                                                              Cost              Value
                                                                                           ------------     ------------
ASSETS:                       Investments in securities--See Statement of Investments      $47,721,667      $49,342,242
                              Cash.............................................                                 274,865
                              Interest receivable..............................                                 865,973
                              Receivable for shares of Beneficial Interest subscribed                            33,760
                              Prepaid expenses.................................                                  23,222
                                                                                                            -----------
                                                                                                             50,540,062
                                                                                                            -----------


LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                  17,543
                              Payable for shares of Beneficial Interest redeemed                                100,723
                              Accrued expenses.................................                                  49,708
                                                                                                            -----------
                                                                                                                167,974
                                                                                                            -----------


NET ASSETS.....................................................................                             $50,372,088
                                                                                                            -----------
                                                                                                            -----------


REPRESENTED BY:               Paid-in capital..................................                             $48,891,151
                              Accumulated undistributed investment income--net..                                  6,180
                              Accumulated net realized gain (loss) on investments                              (145,818)
                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 3..........................                              1,620,575
                                                                                                            -----------


NET ASSETS.....................................................................                             $50,372,088
                                                                                                            -----------
                                                                                                            -----------

SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized).                               3,821,305


NET ASSET VALUE, offering and redemption price per share--Note 2(d).............                                 $13.18
                                                                                                                 ======

                       See notes to financial statements.

Dreyfus Pennsylvania Intermediate Municipal Bond Fund
-----------------------------------------------------------------------------
Statement of Operations                         Year Ended November 30, 1996


INVESTMENT INCOME

INCOME                        Interest Income.................................                                  $2,368,588


EXPENSES:                     Management fee--Note 2(a)........................              $266,371
                              Shareholder servicing costs--Note 2(b)...........               106,307
                              Audit fees.......................................                36,062
                              Trustees' fees and expenses--Note 2(c)...........                23,281
                              Legal fees.......................................                17,448
                              Registration fees................................                 9,075
                              Prospectus and shareholders' reports.............                 8,357
                              Custodian fees...................................                 5,527
                              Miscellaneous....................................                22,452
                                                                                             --------
                                   Total Expenses..............................               494,880
                              Less--reduction in management fee due to
                                undertaking--Note 2(a).........................              (139,719)
                                                                                             --------
                                   Net Expenses................................                                    355,161
                                                                                                                ----------



INVESTMENT INCOME--NET..........................................................                                 2,013,427



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:
                              Net realized gain (loss) on investments..........             $  (7,047)
                              Net unrealized appreciation (depreciation) on investments       279,415
                                                                                            ---------



NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS........................                                    272,368
                                                                                                                ---------



NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................                                  $2,285,795
                                                                                                                ==========

                       See notes to financial statements.

Dreyfus Pennsylvania Intermediate Municipal Bond Fund
------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                              Year Ended           Year Ended
                                                                           November 30, 1996    November 30, 1995
                                                                         --------------------  ------------------
OPERATIONS:
  Investment income--net...............................................     $  2,013,427          $  1,517,768
  Net realized gain (loss) on investments..............................           (7,047)              (31,441)
  Net unrealized appreciation (depreciation) on investments............          279,415             2,912,463
                                                                            ------------          ------------

      Net Increase (Decrease) in Net Assets Resulting from Operations..        2,285,795             4,398,790
                                                                            ------------          ------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net...............................................       (2,007,247)           (1,517,768)
                                                                            ------------          ------------

BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold........................................       20,981,606            29,535,143
  Dividends reinvested.................................................        1,444,865             1,114,040
  Cost of shares redeemed..............................................      (12,412,336)          (16,049,793)
                                                                            ------------          ------------

      Increase (Decrease) in Net Assets from Beneficial Interest
        Transactions                                                          10,014,135            14,599,390
                                                                            ------------          ------------

        Total Increase (Decrease) in Net Assets........................       10,292,683            17,480,412

NET ASSETS:
  Beginning of Period..................................................       40,079,405            22,598,993
                                                                            ------------          ------------
  End of Period........................................................      $50,372,088           $40,079,405
                                                                            ------------          ------------
                                                                            ------------          ------------

Undistributed investment income--net...................................      $     6,180               --
                                                                            ------------          ------------

CAPITAL SHARE TRANSACTIONS:                                                    Shares                Shares
                                                                            ------------          ------------
  Shares sold..........................................................        1,611,905             2,327,964
  Shares issued for dividends reinvested...............................          111,215                87,444
  Shares redeemed......................................................         (955,587)           (1,271,087)
                                                                            ------------          ------------

      Net Increase (Decrease) in Shares Outstanding....................          767,533             1,144,321
                                                                            ------------          ------------
                                                                            ------------          ------------


                       See notes to financial statements.

Dreyfus Pennsylvania Intermediate Municipal Bond Fund
----------------------------------------------------------------------
Financial Highlights

     Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                   Year Ended November 30,
                                                                           ---------------------------------------
PER SHARE DATA:                                                                 1996       1995       1994(1)
                                                                               ------     ------      ------

   Net asset value, beginning of period...................................     $13.12     $11.84      $12.50
                                                                               ------     ------      ------

   Investment Operations:
   Investment income--net.................................................        .59        .63         .61
   Net realized and unrealized gain (loss) on investments.................        .06       1.28       (.66)
                                                                               ------     ------      ------

   Total from Investment Operations:......................................        .65       1.91       (.05)
                                                                               ------     ------      ------

   Distributions:
   Dividends from investment income--net...................................      (.59)      (.63)       (.61)
                                                                               ------     ------      ------

   Net asset value, end of period.........................................     $13.18     $13.12      $11.84
                                                                               ======     ======      ======

TOTAL INVESTMENT RETURN...................................................       5.10%     16.47%     (.60%)(2)

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets................................        .80%        .48%        --
   Ratio of net investment income
      to average net assets...............................................       4.52%       4.93%     5.19%(2)
   Decrease reflected in above expense ratios due to
      undertakings by the Manager.........................................        .31%        .62%     1.39%(2)
   Portfolio Turnover Rate................................................      53.83%       5.07%    20.13%(3)
   Net Assets, end of period (000's Omitted)..............................    $50,372    $40,079     $22,599

---------------------
(1) From December 16, 1993 (commencement of operations) to November 30, 1994.
(2) Annualized.
(3) Not annualized.


                       See notes to financial statements.

Dreyfus Pennsylvania Intermediate Municipal Bond Fund
-----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:
   Dreyfus Pennsylvania Intermediate Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Pennsylvania income taxes as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The
Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
   (a) Portfolio valuation: The Fund's investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
   The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
   (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
   (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

Dreyfus Pennsylvania Intermediate Municipal Bond Fund
-----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   The Fund has an unused capital loss carryover of approximately $152,500 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1996. If not applied, $1,400 of the carryover expires in fiscal 2002, $137,400 expires in fiscal 2003 and $13,700 expires in fiscal 2004.
NOTE 2--Management Fee and Other Transactions With Affiliates:
   (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amounts of such excess to the extent required by state law. The Manager has undertaken from December 1, 1995 through November 30, 1997 to reduce the management fee paid by or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .80 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $139,719 for the period ended November 30, 1996.
   The undertaking may be extended, modified or terminated by the Manager, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
   (b) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquires regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 1996, $58,978 was charged to the Fund pursuant to the Shareholder Services Plan.
   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $30,178 during the period ended November 30, 1996.
   (c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
   (d) A 1% redemption fee is charged on certain redemptions of Fund shares (including redemptions through use of the Exchange Privilege) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs within a fifteen day period following the date of issuance.
NOTE 3--Securities Transactions:
   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 1996 amounted to $32,491,316 and $22,605,397, respectively.
   At November 30, 1996, accumulated net unrealized appreciation on investments was $1,620,575, consisting of $1,650,528 gross unrealized appreciation and $29,953 gross unrealized depreciation.
   At November 30, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Pennsylvania Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Trustees
Dreyfus Pennsylvania Intermediate Municipal Bond Fund

   We have audited the accompanying statement of assets and liabilities of Dreyfus Pennsylvania Intermediate Municipal Bond Fund, including the statement of investments, as of November 30, 1996, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Pennsylvania Intermediate Municipal Bond Fund at November 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                      Ernst & Young LLP



New York, New York
January 2, 1997

Dreyfus Pennsylvania Intermediate Municipal Bond Fund
-------------------------------------------------------------------------------
Important Tax Information (Unaudited)

  In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended November 30, 1996 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Pennsylvania residents, Pennsylvania personal income taxes).

  As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends
(if any) and capital gain distributions (if any) paid for the 1996 calendar year on Form 1099-DIV which will be mailed by January 31, 1997.

Dreyfus Pennsylvania Intermediate
Municipal Bond Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940



Printed in U.S.A.                     105AR9611